UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Richard C. Noyes, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

(303) 623-2577
(Registrant’s telephone number, including area code)

Copy to:

Peter Schwartz, Esq.
David Graham & Stubbs LLP
1550 17th Street, Suite 500,
Denver, CO 80202

Date of fiscal year end:     September 30

Date of reporting period: December 31, 2016

Item 1. Schedule of Investments.

CLARKSTON PARTNERS FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (73.59%)
Consumer Discretionary (9.26%)
Cable One, Inc.	3,500	$2,176,055
John Wiley & Sons, Inc., Class A	500,000	27,250,000
Matthews International Corp., Class A	365,000	28,050,250
Total Consumer Discretionary		57,476,305

Consumer Staples (3.82%)
McCormick & Co., Inc.	125,000	11,666,250
Post Holdings, Inc.(a)	150,000	12,058,500
Total Consumer Staples		23,724,750

Energy (1.98%)
NOW, Inc.(a)	600,000	12,282,000
Total Energy		12,282,000

Financial Services (34.64%)
Broadridge Financial Solutions, Inc.	400,000	26,520,000
Brown & Brown, Inc.	770,000	34,542,200
Equifax, Inc.	60,000	7,093,800
Legg Mason, Inc.	1,000,000	29,910,000
LPL Financial Holdings, Inc.	985,000	34,681,850
Markel Corp.(a)	13,000	11,758,500
The Western Union Co.	1,700,000	36,924,000
Willis Towers Watson PLC	275,000	33,627,000
Total Financial Services		215,057,350

Materials & Processing (2.19%)
Fastenal Co.	290,000	13,624,200
Total Materials & Processing		13,624,200

Producer Durables (20.16%)
Actuant Corp., Class A	740,000	19,203,000
C.H. Robinson Worldwide, Inc.	210,000	15,384,600
Cintas Corp.	100,000	11,556,000
Graco, Inc.	110,000	9,139,900
Hillenbrand, Inc.	690,000	26,461,500
Landstar System, Inc.	220,000	18,766,000
Stericycle, Inc.(a)	180,000	13,867,200
Waters Corp.(a)	80,000	10,751,200
Total Producer Durables		125,129,400

Technology (1.54%)
IHS Markit Ltd.(a)	270,000	9,560,700
Total Technology		9,560,700

TOTAL COMMON STOCKS
(Cost $389,347,480)		456,854,705

TOTAL INVESTMENTS (73.59%)
(Cost $389,347,480)	$456,854,705

Other Assets In Excess Of Liabilities (26.41%)	163,985,705
NET ASSETS (100.00%)	$620,840,410

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

CLARKSTON FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (79.48%)
Consumer Discretionary (4.21%)
Wal‐Mart Stores, Inc.	9,300	$642,816
The Walt Disney Co.	3,500	364,770
Total Consumer Discretionary		1,007,586

Consumer Staples (19.42%)
Diageo PLC, Sponsored ADR	8,500	883,490
Mondelez International, Inc., Class A	11,000	487,630
PepsiCo, Inc.	8,500	889,355
The Procter & Gamble Co.	14,500	1,219,160
Sysco Corp.	21,000	1,162,770
Total Consumer Staples		4,642,405

Financial Services (23.64%)
American Express Co.	13,000	963,040
Capital One Financial Corp.	9,000	785,160
The Charles Schwab Corp.	18,000	710,460
Markel Corp.(a)	275	248,738
MasterCard, Inc., Class A	3,500	361,375
US Bancorp	11,500	590,755
The Western Union Co.	55,000	1,194,600
Willis Towers Watson PLC	6,500	794,820
Total Financial Services		5,648,948

Health Care (9.73%)
AmerisourceBergen Corp.	3,000	234,570
Anthem, Inc.	3,500	503,195
Johnson & Johnson	8,000	921,680
McKesson Corp.	1,700	238,765
Medtronic PLC	6,000	427,380
Total Health Care		2,325,590

Producer Durables (12.29%)
C.H. Robinson Worldwide, Inc.	8,000	586,080
Emerson Electric Co.	9,000	501,750
General Electric Co.	44,000	1,390,400
United Parcel Service, Inc., Class B	4,000	458,560
Total Producer Durables		2,936,790

Technology (10.19%)
Cisco Systems, Inc.	25,000	755,500
International Business Machines Corp.	4,500	746,955

	Shares	Value (Note 2)
Technology (continued)
Microsoft Corp.	15,000	932,100
Total Technology		2,434,555

TOTAL COMMON STOCKS
(Cost $17,538,897)		18,995,874

TOTAL INVESTMENTS (79.48%)
(Cost $17,538,897)		$18,995,874

Other Assets In Excess Of Liabilities (20.52%)		4,903,404
NET ASSETS (100.00%)		$23,899,278

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

Notes to Quarterly Portfolio of Investments
December 31, 2016 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust consists of multiple separate portfolios or series. This quarterly report describes the Clarkston Partners Fund and the Clarkston Fund (each, a “Fund” and collectively, the “Funds”). The Funds’ are non-diversified and the primary investment objectives are to achieve long-term capital appreciation. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares and the Clarkston Fund currently offers Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The Funds have limited operating histories. The Funds do not have any operations before September 16, 2015 for the Clarkston Partners Fund and April 4, 2016 for the Clarkston Fund other than those relating to the sale and issuance of the Funds’ initial shares to ALPS Fund Services, Inc. (“ALPS”), the Funds’ Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Funds’ principal underwriter.

 2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Funds are considered investment companies under U.S.  GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally  4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements:  The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  inputs  used  to  value  the  Funds’  investments  as  of  December 31, 2016:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$57,476,305	$–	$–	$57,476,305
Consumer Staples	23,724,750	–	–	23,724,750
Energy	12,282,000	–	–	12,282,000
Financial Services	215,057,350	–	–	215,057,350
Materials & Processing	13,624,200	–	–	13,624,200
Producer Durables	125,129,400	–	–	125,129,400
Technology	9,560,700	–	–	9,560,700
Total	$456,854,705	$–	$–	$456,854,705

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$1,007,586	$–	$–	$1,007,586
Consumer Staples	4,642,405	–	–	4,642,405
Financial Services	5,648,948	–	–	5,648,948
Health Care	2,325,590	–	–	2,325,590
Producer Durables	2,936,790	–	–	2,936,790
Technology	2,434,555	–	–	2,434,555
Total	$18,995,874	$–	$–	$18,995,874

The Funds recognize transfers between levels as of the end of the period. For the period ended December 31, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses:  Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses:  Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses:  Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Investment Transactions and Investment Income:  Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders:  The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:    As of December 31, 2016, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund
Gross unrealized appreciation (excess of value over tax cost)	$71,665,955	$1,503,771
Gross unrealized depreciation (excess of tax cost over value)	(4,610,596)	(46,794)
Net unrealized appreciation	$67,055,359	$1,456,977
Cost of investments for income tax purposes	$388,895,614	$17,538,897

COGNIOS MARKET NEUTRAL LARGE CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (129.98%)
Communications (14.00%)
Alphabet, Inc. ‐ Class A(a)(b)	6,688	$5,299,906
F5 Networks, Inc.(a)(b)	36,674	5,307,461
VeriSign, Inc.(a)(b)	98,177	7,468,324
Total Communications		18,075,691

Consumer Cyclical (19.39%)
Alaska Air Group, Inc.(b)	10,280	912,144
Autozone, Inc.(a)(b)	9,764	7,711,510
Bed Bath & Beyond, Inc.(b)	18,608	756,229
Delta Air Lines, Inc.(b)	17,668	869,089
Kohl's Corp.(b)	7,667	378,596
McDonald's Corp.(b)	64,465	7,846,680
Michael Kors Holdings, Ltd.(a)(b)	18,307	786,835
The TJX Cos, Inc.(b)	65,115	4,892,090
United Continental Holdings, Inc.(a)(b)	12,308	897,007
Total Consumer Cyclical		25,050,180

Consumer Non‐cyclical (43.74%)
Altria Group, Inc.(b)	81,324	5,499,129
AmerisourceBergen Corp.(b)	10,812	845,390
Campbell Soup Co.(b)	44,711	2,703,674
Clorox Co.(b)	44,760	5,372,095
Colgate‐Palmolive Co.(b)	39,224	2,566,819
DaVita, Inc.(a)(b)	117,695	7,556,019
Endo International PLC(a)(b)	52,607	866,437
General Mills, Inc.(b)	125,875	7,775,299
Gilead Sciences, Inc.(b)	46,155	3,305,160
HCA Holdings, Inc.(a)(b)	11,859	877,803
Humana, Inc.(b)	3,946	805,102
Kimberly‐Clark Corp.(b)	67,028	7,649,235
Philip Morris International, Inc.(b)	87,491	8,004,552
Quest Diagnostics, Inc.(b)	29,111	2,675,301
Total Consumer Non‐cyclical		56,502,015

Energy (0.97%)
Apache Corp.(b)	12,686	805,181
Transocean, Ltd.(a)(b)	30,680	452,223
Total Energy		1,257,404

Financials (0.66%)
Alliance Data Systems Corp.(b)	3,717	849,335
Total Financials		849,335

Industrials (22.96%)
3M Co.(b)	14,761	2,635,872
Ametek, Inc.(b)	102,529	4,982,909
CH Robinson Worldwide, Inc.(b)	34,000	2,490,840
L‐3 Communications Holdings, Inc.(b)	48,215	7,333,984
Northrop Grumman Corp.(b)	10,221	2,377,200
Raytheon Co.(b)	34,036	4,833,112
United Parcel Service, Inc. ‐ Class B(b)	43,681	5,007,590
Total Industrials		29,661,507

	Shares	Value (Note 2)
Technology (26.22%)
Accenture PLC ‐ Class A(b)	43,236	$5,064,232
Apple, Inc.(b)	23,132	2,679,148
CA, Inc.(b)	248,023	7,879,691
Dun & Bradstreet Corp.(b)	21,090	2,558,639
Fiserv, Inc.(a)(b)	49,189	5,227,807
International Business Machines Corp.(b)	47,791	7,932,828
Oracle Corp.(b)	65,611	2,522,743
Total Technology		33,865,088

Utilities (2.04%)
AES Corp.(b)	76,212	885,583
FirstEnergy Corp.(b)	27,304	845,605
Public Service Enterprise Group, Inc.(b)	20,620	904,806
Total Utilities		2,635,994

TOTAL COMMON STOCKS
(Cost $165,201,096)		167,897,214

TOTAL INVESTMENTS (129.98%)
(Cost $165,201,096)		$167,897,214

SECURITIES SOLD SHORT (‐79.83%)
(Proceeds $94,134,285)		$(103,115,590)

Other Assets In Excess Of Liabilities (49.85%)		64,388,267	(c)
NET ASSETS (100.00%)		$129,169,891

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (‐79.83%)
Basic Materials (‐5.28%)
Albemarle Corp.	(7,413)	$(638,111)
CF Industries Hldgs	(21,819)	(686,862)
EI du Pont de Nemours & Co.	(38,681)	(2,839,185)
FMC Corp.	(18,836)	(1,065,364)
Freeport‐McMoRan, Inc.	(60,362)	(796,175)
Nucor Corp.	(13,274)	(790,069)
Total Basic Materials		(6,815,766)

Communications (‐7.59%)
Amazon.com, Inc.	(4,346)	(3,258,935)
NetFlix, Inc.	(18,147)	(2,246,599)
News Corp. ‐ Class A	(91,182)	(1,044,946)
Yahoo!, Inc.	(84,293)	(3,259,610)
Total Communications		(9,810,090)

Consumer Cyclical (‐8.44%)
Advance Auto Parts, Inc.	(3,782)	(639,612)
American Airlines Group, Inc.	(3,362)	(156,972)
AutoNation, Inc.	(9,103)	(442,861)
Best Buy Co., Inc.	(13,258)	(565,719)
CarMax, Inc.	(7,759)	(499,602)
Ford Motor Co.	(86,846)	(1,053,442)
General Motors Co.	(57,629)	(2,007,794)
The Goodyear Tire & Rubber Co.	(13,534)	(417,795)

	Shares	Value (Note 2)
Consumer Cyclical (continued)
Harman International Industries, Inc.	(3,853)	$(428,299)
Johnson Controls, International PLC	(41,255)	(1,699,293)
Lennar Corp. ‐ Class A	(9,927)	(426,166)
PulteGroup, Inc.	(22,506)	(413,660)
Royal Caribbean Cruises, Ltd.	(9,128)	(748,861)
Signet Jewelers, Ltd.	(4,602)	(433,785)
Staples, Inc.	(43,436)	(393,096)
Whirlpool Corp.	(3,130)	(568,940)
Total Consumer Cyclical		(10,895,897)

Consumer Non‐cyclical (‐11.24%)
Boston Scientific Corp.	(120,470)	(2,605,766)
Dentsply Sirona, Inc.	(11,132)	(642,650)
Hologic, Inc.	(28,787)	(1,154,935)
Illumina, Inc.	(6,800)	(870,672)
McKesson Corp.	(3,515)	(493,682)
Moody's Corp.	(2,189)	(206,357)
Mylan NV	(22,402)	(854,636)
Regeneron Pharmaceuticals, Inc.	(4,626)	(1,698,158)
S&P Global, Inc.	(2,971)	(319,501)
St Jude Medical, Inc.	(12,795)	(1,026,031)
Thermo Fisher Scientific, Inc.	(17,665)	(2,492,532)
Zimmer Biomet Holdings, Inc.	(9,136)	(942,835)
Zoetis, Inc.	(22,658)	(1,212,883)
Total Consumer Non‐cyclical		(14,520,638)

Diversified (‐0.07%)
Leucadia National Corp.	(3,938)	(91,559)
Total Diversified		(91,559)

Energy (‐8.99%)
Devon Energy Corp.	(23,155)	(1,057,489)
First Solar, Inc.	(13,914)	(446,500)
Halliburton Co.	(35,394)	(1,914,461)
Helmerich & Payne, Inc.	(8,142)	(630,191)
Hess Corp.	(12,890)	(802,918)
National Oilwell Varco, Inc.	(15,258)	(571,260)
Newfield Exploration Co.	(13,650)	(552,825)
Noble Energy, Inc.	(17,277)	(657,563)
Pioneer Natural Resources Co.	(7,013)	(1,262,831)
Schlumberger, Ltd.	(37,523)	(3,150,056)
Southwestern Energy Co.	(52,204)	(564,847)
Total Energy		(11,610,941)

Financials (‐13.59%)
Affiliated Managers Group, Inc.	(611)	(88,778)
Aflac, Inc.	(4,669)	(324,962)
American Express Co.	(10,238)	(758,431)
Ameriprise Financial, Inc.	(1,763)	(195,587)
Arthur J Gallagher & Co.	(2,018)	(104,855)
Bank of America Corp.	(112,418)	(2,484,438)
Bank of New York Mellon Corp.	(11,663)	(552,593)
BlackRock, Inc.	(1,790)	(681,167)
Capital One Financial Corp.	(5,291)	(461,587)
CBRE Group, Inc. ‐ Class A	(3,760)	(118,402)
The Charles Schwab Corp.	(14,596)	(576,104)
Citigroup, Inc.	(31,704)	(1,884,169)

	Shares	Value (Note 2)
Financials (continued)
Citizens Financial Group, Inc.	(5,562)	$(198,174)
Comerica, Inc.	(1,899)	(129,341)
Discover Financial Services	(4,413)	(318,133)
E*Trade Financial Corp.	(3,012)	(104,366)
Fifth Third Bancorp	(8,316)	(224,282)
Franklin Resources, Inc.	(6,359)	(251,689)
Goldman Sachs Group, Inc.	(4,360)	(1,044,002)
The Hartford Financial Services Group, Inc.	(4,200)	(200,130)
Host Hotels & Resorts, Inc. ‐ REIT	(8,178)	(154,074)
Huntington Bancshares, Inc.	(11,639)	(153,868)
Invesco, Ltd.	(4,552)	(138,108)
Iron Mountain, Inc. ‐ REIT	(3,008)	(97,700)
JPMorgan Chase & Co.	(39,389)	(3,398,877)
Legg Mason, Inc.	(1,132)	(33,858)
Lincoln National	(2,488)	(164,880)
Morgan Stanley	(20,678)	(873,645)
Navient Corp.	(3,415)	(56,108)
Principal Financial Group, Inc.	(3,212)	(185,846)
Prologis, Inc. ‐ REIT	(6,053)	(319,538)
Prudential Financial, Inc.	(4,751)	(494,389)
Regions Financial Corp.	(13,562)	(194,750)
SL Green Realty Corp. ‐ REIT	(1,131)	(121,639)
Unum Group	(2,564)	(112,637)
Weyerhaeuser Co. ‐ REIT	(8,406)	(252,937)
Zions Bancorporation	(2,254)	(97,012)
Total Financials		(17,551,056)

Industrials (‐10.76%)
Acuity Brands, Inc.	(2,570)	(593,310)
Agilent Technologies, Inc.	(14,913)	(679,436)
Caterpillar, Inc.	(21,930)	(2,033,788)
General Electric Co.	(67,491)	(2,132,716)
Martin Marietta Materials, Inc.	(5,556)	(1,230,821)
Owens‐Illinois, Inc.	(22,646)	(394,267)
Ryder System, Inc.	(5,345)	(397,882)
Textron, Inc.	(24,496)	(1,189,526)
United Technologies Corp.	(29,936)	(3,281,584)
Vulcan Materials Co.	(11,453)	(1,433,343)
WestRock Co.	(10,529)	(534,557)
Total Industrials		(13,901,230)

Technology (‐13.87%)
Adobe Systems, Inc.	(22,936)	(2,361,261)
Autodesk, Inc.	(10,288)	(761,415)
Broadcom, Ltd.	(18,568)	(3,282,265)
CSRA, Inc.	(20,208)	(643,423)
Hewlett Packard Enterprise Co.	(145,685)	(3,371,151)
Micron Technology, Inc.	(49,053)	(1,075,242)
NVIDIA Corp.	(25,390)	(2,710,128)
Qorvo, Inc.	(12,660)	(667,562)
Salesforce.com, Inc.	(31,521)	(2,157,928)

	Shares	Value (Note 2)
Technology (continued)
Western Digital Corp.	(13,069)	$(888,038)
Total Technology		(17,918,413)

TOTAL COMMON STOCKS
(Proceeds $94,134,285)		(103,115,590)

TOTAL SECURITIES SOLD SHORT (‐79.83%)
(Proceeds $94,134,285)		$(103,115,590)

(a)	Non-income producing security.
(b)
Security, or a portion of security, is being held as collateral for short sales. As of December 31, 2016, the aggregate market value of those securities was $83,019,472, which represents approximately 64.27% of the Fund's net assets.

(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

Notes to Quarterly Portfolio of Investments
December 31, 2016 (Unaudited)

1. ORGANIZATION

ALPS  Series  Trust  (the  “Trust”),  a  Delaware  statutory  trust,  is  an  open-end  management investment company registered under the Investment Company Act of 1940, as amended (the “1940  Act”).  The Trust consists of multiple separate portfolios or series. This quarterly report describes the Cognios Market Neutral Large Cap Fund (the “Fund”).  The Fund seeks long-term growth of capital independent of stock market direction.  The Fund currently offers Investor Class shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The  Fund  generally  values  its  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued.  In the case of equity securities not traded on an exchange, or if such closing  prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability  that are developed based  on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  inputs  used  to  value  the  Fund’s  investments  as  of  December 31, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communications	$18,075,691	$–	$–	$18,075,691
Consumer Cyclical	25,050,180	–	–	25,050,180
Consumer Non‐cyclical	56,502,015	–	–	56,502,015
Energy	1,257,404	–	–	1,257,404
Financials	849,335	–	–	849,335
Industrials	29,661,507	–	–	29,661,507
Technology	33,865,088	–	–	33,865,088
Utilities	2,635,994	–	–	2,635,994
Total	$167,897,214	$–	$–	$167,897,214

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(6,815,766)	$–	$–	$(6,815,766)
Communications	(9,810,090)	–	–	(9,810,090)
Consumer Cyclical	(10,895,897)	–	–	(10,895,897)
Consumer Non‐cyclical	(14,520,638)	–	–	(14,520,638)
Diversified	(91,559)	–	–	(91,559)
Energy	(11,610,941)	–	–	(11,610,941)
Financials	(17,551,056)	–	–	(17,551,056)
Industrials	(13,901,230)	–	–	(13,901,230)
Technology	(17,918,413)	–	–	(17,918,413)
Total	$(103,115,590)	$–	$–	$(103,115,590)

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.  Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, quarterly and distributes capital gains, if any, on an annual basis.  Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Short Sales: The Fund sells securities short.  To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.  There can be no assurance that securities necessary to cover a short position will be available for purchase.  To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions.  The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.  The Fund typically intends to hold securities sold short for the long term.  As of December 31, 2016, the Fund held securities sold short with a market value of $103,115,590.

Credit and Counterparty Risks: The Company is exposed to credit risk to counterparties with whom it transacts with and also bears the risk of settlement default. The Company may lose money if the counterparty to a derivative instrument contract, securities sold short, repurchase agreement or securities lending is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Other than securities sold short, the Company manages counterparty risk by entering into appropriate legally enforceable master netting agreements, or similar agreements which include provisions for offsetting positions, collateral, or both in the event of counterparty default or nonperformance.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$6,044,353
Gross unrealized depreciation (excess of tax cost over value)	(5,052,085)
Net unrealized appreciation	$992,268
Cost of investments for income tax purposes	$166,904,946

DDJ OPPORTUNISTIC HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016 (UNAUDITED)

	Principal Amount	Value (Note 2)
BANK LOANS (46.67%)
Communications (5.93%)
AF Borrower LLC (Accuvant Finance LLC), Initial Term Loan (Second Lien)
10.000% 01/30/2023	$350,000	$352,041
Ancestry.com Operations, Inc., Term Loan (Second Lien)
9.250% 10/19/2024	80,000	82,000
Total Communications		434,041

Consumer Discretionary (6.10%)
Delta 2 (Lux) S.a.r.l (Formula One), Term Loan (Second Lien)
L+6.750%% 07/29/2022 (a)	130,000	131,300
NVA Holdings, Inc. Term Loan (Second Lien)
8.000% 08/14/2022	90,000	90,375
Sterling Midco Holdings, Inc. (Sterling Holdings Ultimate Parent Inc.) Initial Loan (Second Lien)
8.750% 06/19/2023	230,000	225,017
Total Consumer Discretionary		446,692

Consumer Staples (2.62%)
Genoa, a QoL Healthcare Company LLC, Initial Term Loan (Second Lien)
9.000% 10/28/2024	90,000	90,000
PFS Holdings Corporation, Term Loan (Second Lien)
8.250% 01/31/2022	110,000	102,163
Total Consumer Staples		192,163

Consumer, Cyclical (6.01%)
99 Cents Only Stores, Tranche B‐2 Loan
4.500% 01/11/2019	19,821	16,501
Equinox Holdings, Inc., Initial Loan (Second Lien)
9.750% 07/31/2020	85,000	85,673
National Vision, Inc., Initial Term Loan (Second Lien)
L+5.750%% 03/11/2022 (a)	205,000	199,875
Parq Holdings Ltd., Closing Date Term Loan (First Lien)
8.500% 12/17/2020	140,317	138,212
Total Consumer, Cyclical		440,261

Consumer, Non‐cyclical (8.04%)
Bioscrip, Inc., Delayed Draw Term Loan
6.500% 07/31/2020	38,771	37,026
Bioscrip, Inc., Initial Term Loan B
6.500% 07/31/2020	64,618	61,711
Heartland Dental Care LLC, Term Loan (Second Lien)
9.750% 06/21/2019	180,000	176,850
Lanai Holdings III, Inc., Initial Term Loan (Second Lien)
9.500% 08/28/2023	160,000	155,200
U.S. Renal Care, Inc., Term Loan (Second Lien)
9.000% 12/29/2023	150,000	133,500

	Principal Amount	Value (Note 2)
Consumer, Non‐cyclical (continued)
Washington Inventory Service, Loan (Second Lien) (f)
13.750% 06/20/2019	$100,000	$25,000
Total Consumer, Non‐cyclical		589,287

Financials (3.98%)
Asurion LLC (Asurion Corp.), Term Loan (Second Lien)
8.500% 03/03/2021	195,000	198,596
Lonestar Intermediate Super Holdings LLC, Term Loan
10.000% 08/31/2021	90,000	92,925
Total Financials		291,521

Health Care (3.09%)
Carecore National, LLC Term Loan
5.500% 03/05/2021	89,353	88,125
PCI Pharma Services Term Loan (Second Lien)
9.750% 06/29/2024	140,000	137,900
Total Health Care		226,025

Industrials (6.14%)
Berlin Packaging LLC, Initial Term Loan (Second Lien)
7.750% 09/30/2022	220,000	222,934
CPM Acquisition Corp. (Crown Acquisition Corp.), Initial Term Loan (Second Lien)
10.250% 04/10/2023	110,000	110,275
Lully Finance S.A R.L. (Lully Finance LLC), Initial Term B‐1 Loan (Second Lien)
9.500% 10/16/2023	50,000	50,000
SRS Distribution, Inc. Initial Term Loan (Second Lien)
9.750% 02/24/2023	30,000	31,003
UTEX Industries, Inc., Initial Loan (Second Lien)
8.250% 05/20/2022	50,000	35,500
Total Industrials		449,712

Materials (1.19%)
Fairmount Santrol, Inc. (Fairmount Minerals, Ltd.), New Tranche B‐2 Term Loan
4.500% 09/05/2019	89,665	87,405
Total Materials		87,405

Technology (3.57%)
Evergreen Skills Lux S.A R.L., Initial Term Loan (Second Lien)
9.337% 04/28/2022	110,000	82,878
Evergreen Skills Lux S.A.R.L., Initial Term Loan (First Lien)
5.837% 04/28/2021	99,288	91,004
Veritas US, Inc. Initial Dollar Term B‐1 Loan
6.625% 01/27/2023	94,213	87,359
Total Technology		261,241

TOTAL BANK LOANS
(Cost $3,432,049)		3,418,348

HIGH YIELD BONDS AND NOTES (49.48%)
Basic Materials (5.48%)
Century Aluminum Co.
7.500% 06/01/2021 (b)	235,000	222,369

	Principal Amount	Value (Note 2)
Basic Materials (continued)
Mercer International, Inc.
7.750% 12/01/2022	$40,000	$42,200
Optima Specialty Solutions
12.000% 12/30/2016 (c)(f)	150,000	136,695
Total Basic Materials		401,264

Communications (5.93%)
Clear Channel Worldwide Holdings, Inc., Series A
6.500% 11/15/2022	70,000	70,350
7.625% 03/15/2020	240,000	231,600
Clear Channel Worldwide Holdings, Inc., Series B
7.625% 03/15/2020	30,000	30,094
Qualitytech LP/QTS Finance Corp.
5.875% 08/01/2022	80,000	81,700
Zayo Group LLC / Zayo Capital, Inc.
6.000% 04/01/2023	20,000	20,900
Total Communications		434,644

Consumer, Cyclical (2.76%)
American Tire Distributors, Inc.
10.250% 03/01/2022 (b)	210,000	202,509
Total Consumer, Cyclical		202,509

Consumer, Non‐cyclical (10.17%)
Acadia Healthcare Co., Inc.
5.625% 02/15/2023	45,000	45,225
IASIS Healthcare LLC / IASIS Capital Corp.
8.375% 05/15/2019	40,000	35,000
Opal Acquisition, Inc.
8.875% 12/15/2021 (b)	300,000	257,999
Simmons Foods, Inc.
7.875% 10/01/2021 (b)	130,000	134,225
Surgery Center Holdings, Inc.
8.875% 04/15/2021 (b)	40,000	42,700
Tenet Healthcare Corp.
6.750% 06/15/2023	260,000	229,450
Total Consumer, Non‐cyclical		744,599

Diversified (4.79%)
HRG Group, Inc.
7.750% 01/15/2022	335,000	350,913
Total Diversified		350,913

Energy (6.18%)
Continental Resources, Inc.
3.800% 06/01/2024	20,000	18,550
4.500% 04/15/2023	10,000	9,850
5.000% 09/15/2022	10,000	10,131
Forum Energy Technologies, Inc., Series WI
6.250% 10/01/2021	100,000	100,500
Sabine Pass Liquefaction LLC
5.625% 03/01/2025	70,000	75,162
5.750% 05/15/2024	40,000	43,100
SESI LLC
7.125% 12/15/2021	85,000	86,913

	Principal Amount	Value (Note 2)
Energy (continued)
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.500% 08/15/2022	$100,000	$98,000
Teine Energy Ltd.
6.875% 09/30/2022 (b)	10,000	10,263
Total Energy		452,469

Financials (2.40%)
Alliant Holdings Intermediate LLC
8.250% 08/01/2023 (b)	170,000	175,950
Total Financials		175,950

Industrials (11.77%)
Accudyne Industries Borrower / Accudyne Industries LLC
7.750% 12/15/2020 (b)	150,000	125,625
Cleaver‐Brooks, Inc.
8.750% 12/15/2019 (b)	310,000	324,337
Material Sciences Corp.
14.000% 06/22/2022 (c)(d)	100,000	92,000
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.
8.625% 06/01/2021 (b)	180,000	143,100
Real Alloy Holding, Inc.
10.000% 01/15/2019 (b)	175,000	177,187
Total Industrials		862,249

TOTAL HIGH YIELD BONDS AND NOTES
(Cost $3,484,533)		3,624,597

	Shares	Value (Note 2)
WARRANT (0.10%)
Industrials (0.10%)
Material Sciences Corp., Strike Price: $0.01, Expires 06/22/2022(c)(e)	5,549	7,436

TOTAL WARRANT
(Cost $9,863)		7,436

TOTAL INVESTMENTS (96.25%)
(Cost $6,926,445)		$7,050,381

Other Assets In Excess Of Liabilities (3.75%)		274,663

NET ASSETS (100.00%)		$7,325,044

(a)
All or a portion of this position has not settled as of December 31, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of December 31, 2016, the market value of securities restricted under Rule 144A was $1,816,264, representing 24.80% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

(c)	Fair valued security under the procedures approved by the Fund's Board of Trustees.
(d)	Payment in-kind.
(e)	Non-income producing security.
(f)	Security is currently in default.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

Notes to Quarterly Portfolio of Investments
December 31, 2016 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based  on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans
Communications	$–	$434,041	$–	$434,041
Consumer Discretionary	–	446,692	–	446,692
Consumer Staples	–	192,163	–	192,163
Consumer, Cyclical	–	440,261	–	440,261
Consumer, Non‐cyclical	–	589,287	–	589,287
Financials	–	291,521	–	291,521
Health Care	–	226,025	–	226,025
Industrials	–	449,712	–	449,712
Materials	–	87,405	–	87,405
Technology	–	261,241	–	261,241
High Yield Bonds And Notes
Basic Materials	–	264,569	136,695	401,264
Communications	–	434,644	–	434,644
Consumer, Cyclical	–	202,509	–	202,509
Consumer, Non‐cyclical	–	744,599	–	744,599
Diversified	–	350,913	–	350,913
Energy	–	452,469	–	452,469
Financials	–	175,950	–	175,950
Industrials	–	770,249	92,000	862,249
Warrant
Industrials	–	–	7,436	7,436
TOTAL	$–	$6,814,250	$236,131	$7,050,381

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	High Yield Bonds	Bank Loans	Warrant	Total
Balance as of September 30, 2016	$128,250	$1,090,830	$-	$1,219,080
Accrued discount/ premium	31	852	-	883
Return of Capital	-	-	-	-
Realized Gain/(Loss)	-	(460)	-	(460)
Change in Unrealized (Depreciation)	10,278	(11,447)	(2,427)	(3,596)
Purchases	90,136	-	9,863	99,999
Sales Proceeds	-	(40,976)	-	(40,976)
Transfer into Level 3	-	-	-	-
Transfer out of Level 3	-	(1,038,799)	-	(1,038,799)
Balance as of December 31, 2016	$228,695	$-	$7,436	$236,131

Information about Level 3 measurements as of December 31, 2016:

	Market Value	Valuation Technique	Unobservable Input
DDJ Opportunistic High Yield Fund
Assets
High Yield Bonds	$228,695	Market Comparable Companies Analysis	Market Data of Similar Companies
Warrant	7,436	Transaction Analysis	Intrinsic Value, Discount Rate

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes  accretion  of  discounts  and  amortization  of  premiums,  is  accrued  and  recorded  as  earned.  Dividend income is recognized   on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.  The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund invests in loan assignments. The Fund considers loan assignments to be investments in debt securities.  When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

As of period end, the Fund held $3,418,348, or 46.67%, of the Fund’s net assets in loan assignments.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2016, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$263,862
Gross unrealized depreciation (excess of tax cost over value)	(140,216)
Net unrealized appreciation	123,646
Cost of investments for income tax purposes	$6,926,735

GKE ASIAN OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
December 31, 2016 (UNAUDITED)

	Shares	Value (Note 2)
COMMON STOCKS (39.91%)
Basic Materials (3.35%)
Chemicals (0.92%)
LG Chem Ltd.	611	$132,034
Mining (2.43%)
BHP Billiton Ltd.	6,094	110,208
Jiangxi Copper Co. Ltd. - Class H	91,000	126,974
Rio Tinto Ltd.	2,571	111,136

Total Basic Materials		480,352

Communications (8.71%)
Internet (8.71%)
Alibaba Group Holding Ltd. Sponsored ADR(a)	1,300	114,153
Tencent Holdings Ltd.	46,400	1,135,093

Total Communications		1,249,246

Consumer, Cyclical (2.21%)
Lodging (0.82%)
Galaxy Entertainment Group Ltd.	27,000	117,687
Retail (1.39%)
Chow Tai Fook Jewelry Group Ltd.	260,000	198,826

Total Consumer, Cyclical		316,513

Energy (1.33%)
Energy-Alternate Sources (0.33%)
China Everbright International Ltd.	41,000	46,475
Oil & Gas (1.00%)
CNOOC Ltd.	115,000	143,852

Total Energy		190,327

Financial (3.39%)
Diversified Financial Services (1.19%)
China Galaxy Securities Co. Ltd. - Class H	98,000	88,338
Huatai Securities Co. Ltd. - Class H(b)	43,600	83,214
REITS (2.20%)
Link REIT	48,500	315,223

Total Financial		486,775

Industrial (6.54%)
Electronics (1.01%)
AAC Technologies Holdings, Inc.	16,000	145,361
Engineering & Construction (5.53%)
Beijing Capital International Airport Co. Ltd. - Class H	28,000	28,309
Cheung Kong Infrastructure Holdings Ltd.	72,000	572,880
China State Construction International Holdings Ltd.	128,000	191,476

Total Industrial		938,026

	Shares	Value (Note 2)
Technology (5.14%)
Semiconductors (5.14%)
Samsung Electronics Co. Ltd.	312	$465,494
SK Hynix, Inc.	7,365	272,575

Total Technology		738,069

Utilities (9.24%)
Electric (1.52%)
Manila Electric Co.	24,220	129,108
Power Assets Holdings Ltd.	10,000	88,143
Water (7.72%)
Beijing Enterprises Water Group Ltd.	430,000	286,130
Guangdong Investment Ltd.	622,000	821,366

Total Utilities		1,324,747

TOTAL COMMON STOCKS (Cost $5,816,186)		5,724,055

PARTICIPATION NOTES (10.50%)
Consumer, Cyclical (2.45%)
Auto Manufacturers (1.38%)
Maruti Suzuki India Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	2,518	197,357
Home And Office Products (1.07%)
Midea Group Co. Ltd. - Class A, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	37,800	153,224

Total Consumer, Cyclical		350,581

Consumer, Non-cyclical (2.53%)
Food (2.53%)
Britannia Industries Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/08/2018	5,281	224,585
Henan Shuanghui Investment &Development, - Class A, (Loan Participation Notes Issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	46,000	138,539

Total Consumer, Non-cyclical		363,124

Financial (3.07%)
Banks (2.21%)
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	18,564	316,316
Specialty Finance (0.86%)
Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.)(a) expiring 02/08/2018	6,658	123,860

Total Financial		440,176

	Shares	Value (Note 2)
Industrial (0.83%)
Engineering & Construction (0.83%)
Larsen & Toubro Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.)(a) expiring 02/08/2018	5,982	$118,908
Total Industrial		118,908

Materials (1.62%)
Construction Materials (1.62%)
Shree Cement Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	551	119,613
UltraTech Cement Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 02/08/2018	2,366	113,304

Total Materials		232,917

TOTAL PARTICIPATION NOTES (Cost $1,546,141)		1,505,706

	Currency	Principal Amount	Value (Note 2)
CONTINGENT CONVERTIBLE CAPITAL (6.14%)
Financial (6.14%)
Banks (6.14%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes,Series 144A 6.000% Perpetual Maturity (b)(c)(d)	CNY	6,000,000	880,604

Total Financial			880,604

TOTAL CONTINGENT CONVERTIBLE CAPITAL (Cost $964,665)			880,604

GOVERNMENT BONDS (18.90%)
Indonesia Government International Bond, Sr. Unsec. Notes 6.625% 02/17/2037 (b)	USD	500,000	580,069
Indonesia Treasury Bond, Sr. Unsec. Notes, Series FR56 8.375% 09/15/2026	IDR	10,000,000,000	764,891
Indonesia Treasury Bond, Sr. Unsec. Notes, Series FR70 8.375% 03/15/2024	IDR	9,500,000,000	723,121
Philippine Government International Bond, Sr. Unsec. Notes 9.875% 01/15/2019	USD	550,000	641,471
			2,709,552

TOTAL GOVERNMENT BONDS (Cost $2,682,566)			2,709,552

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (18.24%)
Money Market Fund (18.24%)
Blackrock Liquidity Temporary Fund, Investor Class	0.857%	2,616,072	$2,616,072

TOTAL SHORT-TERM INVESTMENTS (Cost $2,616,072)			2,616,072

TOTAL INVESTMENTS (93.69%) (Cost $13,625,630)			13,435,989

Other Assets In Excess Of Liabilities (6.31%)			905,230	(e)

NET ASSETS (100.00%)			$14,341,219

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,543,887, which represents approximately 10.77% of the Fund's net assets as of December 31, 2016.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2016.
(e)	Includes cash which is being held as collateral for forward currency contracts.

Currency Abbreviations:
CNY - Chinese Yuan
IDR - Indonesian Rupiah
JPY - Japanese Yen

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Portfolio of Investments

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized (Depreciation)
NIKKEI 225 (SGX)	Long	17	03/09/17	$1,386,909	$11,452
				$1,386,909	$11,452

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counter Party	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)
Union Bank	JPY	15,000,000	Sale	01/10/2017	$128,388	$3,422
						$3,422

Union Bank	JPY	15,000,000	Sale	01/20/2017	$128,465	$(1,443)
						$(1,443)

*	The contracted amount is stated in the currency in which the security is denominated.

Notes to Quarterly Portfolio of Investments
December 31, 2016 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust consists of multiple separate portfolios or series.  This quarterly report describes the GKE Asian Opportunities Fund (the “Fund”).  The Fund’s primary investment objective is to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued.  In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value.  In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board.  The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.  Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

The Fund may gain exposure to securities in certain foreign markets through investments in participatory notes (“P-notes”).  The Fund may purchase P-notes pending ability to invest directly in a foreign market due to restrictions applicable to foreign investors or other market factors.  P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying security.  P-notes involve transaction costs, which may be higher than those applicable to the equity securities.  An investment in a P-note may involve risks, including counterparty risk, beyond those normally associated with a direct investment in the underlying security.  The Fund must rely on the creditworthiness of the counterparty and would have no rights against the issuer of the underlying security.  Furthermore, the P-note’s performance may differ from that of the underlying security.  The holder of the P-note is entitled to receive from the bank or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security; however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of the underlying security.  There is also no assurance that there will be a secondary trading market for a P-note or that the trading price of a P-note will equal the value of the underlying security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period.  When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.  These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$480,352	$–	$–	$480,352
Communications	1,249,246	–	–	1,249,246
Consumer, Cyclical	316,513	–	–	316,513
Energy	190,327	–	–	190,327
Financial	486,775	–	–	486,775
Industrial	938,026	–	–	938,026
Technology	738,069	–	–	738,069
Utilities	1,324,747	–	–	1,324,747
Participation Notes
Consumer, Cyclical	–	350,581	–	350,581
Consumer, Non-cyclical	–	363,124	–	363,124
Financial	–	440,176	–	440,176
Industrial	–	118,908	–	118,908
Materials	–	232,917	–	232,917
Contingent Convertible Capital
Financial	–	880,604	–	880,604
Government Bonds	–	2,709,552	–	2,709,552
Short-Term Investments	2,616,072	–	–	2,616,072
TOTAL	$8,340,127	$5,095,862	$–	$13,435,989

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts	$11,452	$–	$–	$11,452
Forward Foreign Currency Contracts	–	3,422	–	3,422
Liabilities
Forward Foreign Currency Contracts	–	(1,443)	–	(1,443)
TOTAL	$11,452	$1,979	$–	$13,431

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis.  Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.  A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days.  The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.  The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date.  Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms.  The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis.  Income dividend distributions are derived from dividends and interest and other income the Fund receives from its investments, including distributions of short term capital gains.  Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year.  The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments:  As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$203,690
Gross unrealized depreciation (excess of tax cost over value)	(412,121)
Net unrealized appreciation	$(208,431)
Cost of investments for income tax purposes	$13,644,420

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund.  Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.  In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.  As of December 31, 2016, the Fund had forward foreign currency contracts outstanding with net unrealized appreciation of $1,979.

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

INSIGNIA MACRO FUND
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2016 (UNAUDITED)

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (17.97%)
Automobile (6.49%)
Ally Auto Receivables Trust
Series 2014-1, 0.970% 10/15/2018	$176,327	$176,276
CarMax Auto Owner Trust
Series 2013-4, 0.800% 07/16/2018	50,051	50,036
Series 2015-2, 0.820% 06/15/2018	49,146	49,136
Fifth Third Auto Trust
Series 2014-2, 0.890% 11/15/2018	148,786	148,739
Ford Credit Auto Owner Trust
Series 2014-A, 1.900% 09/15/2019	445,000	446,694
Ford Credit Floorplan Master Owner Trust A
Series 2014-4, 1.400% 08/15/2019	425,000	425,336
Honda Auto Receivables Trust
Series 2014-2, 0.770% 03/19/2018	118,260	118,166
Series 2014-B, 0.900% 12/17/2018	152,765	152,656
Series 2015-3, 0.920% 11/20/2017	84,647	84,636
Series 2015-1, 1.050% 10/15/2018	509,852	509,593
Nissan Auto Receivables Owner Trust
Series 2013-C, 0.670% 08/15/2018	113,172	113,096
Series 2015-A, 1.050% 10/15/2019	383,422	382,855
Toyota Auto Receivables Owner Trust
Series 2016-A, 1.030% 07/16/2018	561,689	561,699
USAA Auto Owner Trust
Series 2014-1, 1.340% 08/17/2020	335,000	335,036
Total Automobile		3,553,954

Credit Card (11.39%)
American Express Credit Account Master Trust
Series 2014-1, 1.074% 12/15/2021(a)	750,000	751,765
Series 2014-2, 1.260% 01/15/2020	135,000	135,093
Bank of America Credit Card Trust
Series 2014-A2, 0.974% 09/16/2019(a)	425,000	425,109
Series 2014-A1, 1.084% 06/15/2021(a)	440,000	441,309
Cabela's Credit Card Master Note Trust
Series 2014-1, 1.054% 03/16/2020(a)	435,000	435,058
Capital One Multi-Asset Execution Trust
Series 2007-A1, 0.754% 11/15/2019(a)	440,000	440,002
Series 2014-A1, 1.080% 11/15/2019(a)	882,000	882,010
Chase Issuance Trust
Series 2013-A3, 0.984% 04/15/2020(a)	728,000	729,333
Series 2014-A6, 1.260% 07/15/2019	195,000	195,132
Citibank Credit Card Issuance Trust
Series 2013-A2, 1.036% 05/26/2020(a)	200,000	200,258
Series 2014-A4, 1.230% 04/24/2019	650,000	650,290
Discover Card Execution Note Trust
Series 2014-A3, 1.220% 10/15/2019	445,000	445,171
Series 2014-A5, 1.390% 04/15/2020	500,000	500,782
Total Credit Card		6,231,312

	Principal Amount	Value(Note 2)
Other (0.09%)
John Deere Owner Trust
Series 2015-A, 0.870% 02/15/2018	$50,783	$50,777

TOTAL ASSET-BACKED SECURITIES
(Cost $9,834,498)		9,836,043

CORPORATE BONDS (46.20%)
Basic Materials (0.89%)
The Sherwin-Williams Co., Sr. Unsec. Notes
1.350% 12/15/2017	486,000	485,193

Communications (5.99%)
Amazon.com, Inc., Sr. Unsec. Notes
1.200% 11/29/2017	450,000	450,245
AT&T, Inc., Sr. Unsec. Notes
1.928% 06/30/2020(a)	455,000	457,699
2.400% 03/15/2017	125,000	125,313
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Sr. Unsec. Notes
2.400% 03/15/2017	475,000	476,189
eBay, Inc., Sr. Unsec. Notes
1.350% 07/15/2017	490,000	490,250
Time Warner Cable LLC, Sr. Sec. Notes
5.850% 05/01/2017	435,000	441,199
Verizon Communications, Inc., Sr. Unsec. Notes
1.100% 11/01/2017	440,000	439,027
Vodafone Group PLC, Sr. Unsec. Notes
1.625% 03/20/2017	400,000	400,100
Total Communications		3,280,022

Consumer, Cyclical (5.12%)
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
1.500% 01/17/2017	445,000	445,041
General Motors Financial Co., Inc., Sr. Sec. Notes
2.625% 07/10/2017	440,000	442,427
Macy's Retail Holdings, Inc., Sr. Unsec. Notes
7.450% 07/15/2017	430,000	443,617
McDonald's Corp., Sr. Unsec. Notes
Series GMTN, 5.800% 10/15/2017	215,000	222,373
Toyota Motor Credit Corp., Sr. Unsec. Notes
1.250% 10/05/2017	110,000	109,994
2.050% 01/12/2017	375,000	375,069
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
1.750% 11/17/2017	435,000	436,153
Whirlpool Corp., Sr. Unsec. Notes
1.350% 03/01/2017	330,000	330,077
Total Consumer, Cyclical		2,804,751

Consumer, Non-cyclical (7.57%)
Actavis, Inc., Sr. Unsec. Notes
1.875% 10/01/2017	440,000	440,899
AmerisourceBergen Corp., Sr. Unsec. Notes
1.150% 05/15/2017	225,000	224,935

	Principal Amount	Value(Note 2)
Consumer, Non-cyclical (continued)
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
1.076% 01/27/2017(a)	$330,000	$330,045
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
1.375% 07/15/2017	170,000	170,165
Bunge Ltd. Finance Corp., Sr. Unsec. Notes
3.200% 06/15/2017	430,000	433,272
Cardinal Health, Inc., Sr. Unsec. Notes
1.900% 06/15/2017	400,000	401,128
The Kroger Co., Sr. Unsec. Notes
6.400% 08/15/2017	355,000	365,590
McKesson Corp., Sr. Unsec. Notes
1.292% 03/10/2017	500,000	500,142
Molson Coors Brewing Co., Sr. Unsec. Notes
2.000% 05/01/2017	435,000	436,084
Pfizer, Inc., Sr. Unsec. Notes
1.100% 05/15/2017	330,000	330,018
Philip Morris International, Inc., Sr. Unsec. Notes
1.625% 03/20/2017	250,000	250,011
Target Corp., Sr. Unsec. Notes
6.000% 01/15/2018	250,000	261,392
Total Consumer, Non-cyclical		4,143,681

Energy (4.83%)
Boardwalk Pipelines LP, Sr. Unsec. Notes
5.500% 02/01/2017	170,000	170,455
BP Capital Markets PLC, Sr. Unsec. Notes
1.846% 05/05/2017	200,000	200,442
ConocoPhillips Co., Sr. Unsec. Notes
1.050% 12/15/2017	445,000	442,799
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
6.000% 02/01/2017	325,000	325,989
Phillips 66, Sr. Unsec. Notes
2.950% 05/01/2017	470,000	472,649
Shell International Finance BV, Sr. Unesc. Notes
1.125% 08/21/2017	530,000	530,001
Total Capital International SA, Sr. Unsec. Notes
1.550% 06/28/2017	500,000	500,842
Total Energy		2,643,177

Financial (15.23%)
Aflac, Inc., Sr. Unsec. Notes
2.650% 02/15/2017	250,000	250,379
American Express Co., Sr. Unsec. Notes
6.150% 08/28/2017	250,000	257,413
American Express Credit Corp., Sr. Unsec. Notes
Series MTN, 2.375% 03/24/2017	266,000	266,675
Bank of America Corp., Sr. Unsec. Notes
6.000% 09/01/2017	40,000	41,164
Bank of America Corp., Subordinated Notes
5.700% 05/02/2017	380,000	385,204

	Principal Amount	Value (Note 2)
Financial (continued)
The Bank of Nova Scotia, Sr. Unsec. Notes
Series BKNT, 1.250% 04/11/2017	$225,000	$225,078
BB&T Corp., Sr. Unsec. Notes
2.150% 03/22/2017	550,000	550,773
BNP Paribas SA, Sr. Unsec. Notes
2.375% 09/14/2017	425,000	427,882
Capital One Financial Corp., Sr. Unsec. Notes
6.750% 09/15/2017	350,000	362,547
Citigroup, Inc., Sr. Unsec. Notes
1.350% 03/10/2017	155,000	155,039
4.450% 01/10/2017	500,000	500,216
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
Series FRN, 2.700% 02/25/2021(a)	645,000	664,163
HCP, Inc., Sr. Unsec. Notes
5.625% 05/01/2017	350,000	354,676
JPMorgan Chase & Co., Sr. Unsec. Notes
2.000% 08/15/2017	215,000	215,810
2.411% 03/01/2021(a)	455,000	469,283
MetLife, Inc., Sr. Unsec. Notes
1.756% 12/15/2017	445,000	445,774
Morgan Stanley, Sr. Unsec. Notes
6.250% 08/28/2017	425,000	437,959
Nasdaq, Inc., Sr. Unsec. Notes
5.250% 01/16/2018	210,000	217,312
NYSE Holdings LLC, Sr. Unsec. Notes
2.000% 10/05/2017	295,000	296,734
PNC Bank NA, Subordinated Notes
Series BKNT, 4.875% 09/21/2017	430,000	440,315
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 1.200% 01/23/2017	220,000	220,030
Simon Property Group LP, Sr. Unsec. Notes
2.150% 09/15/2017	155,000	155,673
Synchrony Financial, Sr. Unsec. Notes
1.875% 08/15/2017	370,000	370,337
Wachovia Corp., Sr. Unsec. Notes
5.750% 06/15/2017	400,000	407,638
Welltower, Inc., Sr. Unsec. Notes
4.700% 09/15/2017	215,000	219,648
Total Financial		8,337,722

Industrial (2.86%)
Burlington Northern Santa Fe LLC, Sr. Unsec. Notes
5.650% 05/01/2017	100,000	101,351
Caterpillar Financial Services Corp., Sr. Unsec. Notes
1.000% 03/03/2017	415,000	414,914
Eaton Corp., Sr. Unsec. Notes
1.500% 11/02/2017	460,000	460,450
Norfolk Southern Corp., Sr. Unsec. Notes
7.700% 05/15/2017	155,000	158,554

	Principal Amount	Value (Note 2)
Industrial (continued)
Ryder System, Inc., Sr. Unsec. Notes
Series MTN, 2.500% 03/01/2017	$430,000	$430,458
Total Industrial		1,565,727

Technology (1.63%)
Intel Corp., Sr. Unsec. Notes
1.350% 12/15/2017	475,000	475,750
Oracle Corp., Sr. Unsec. Notes
1.200% 10/15/2017	415,000	415,124
Total Technology		890,874

Utilities (2.08%)
American Electric Power Co., Inc., Sr. Unsec. Notes
Series E, 1.650% 12/15/2017	354,000	354,172
Edison International, Sr. Unsec. Notes
3.750% 09/15/2017	325,000	330,109
Sempra Energy, Sr. Unsec. Notes
2.300% 04/01/2017	455,000	455,911
Total Utilities		1,140,192

TOTAL CORPORATE BONDS (Cost $25,279,404)		25,291,339

MORTGAGE-BACKED SECURITIES (6.45%)
Commercial (3.81%)
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, 5.331% 02/11/2017	88,811	88,863
Series 2007-PW17, 5.694% 08/11/2017(a)	285,047	290,003
Series 2007-PW16, 5.711% 05/11/2017(a)	235,628	235,928
CD Commercial Mortgage Trust
Series 2007-CD5, 5.886% 08/15/2017(a)	407,213	413,908
CFCRE Commercial Mortgage Trust
Series 2011-C2, 3.061% 12/15/2016	6,714	6,709
COMM Mortgage Trust
Series 2007-C9 A4, 5.812% 07/10/2017(a)	386,076	389,264
GS Mortgage Securities Trust
Series 2012-GCJ7, 2.318% 09/10/2017	180,755	180,982
Series 2011-GC5, 2.999% 08/10/2044	8,359	8,354
Morgan Stanley Capital I Trust
Series 2007-T27, 5.643% 06/11/2017(a)	406,683	411,323
WFRBS Commercial Mortgage Trust
Series 2013-C11, 2.029% 03/15/2045	63,226	63,504
Total Commercial		2,088,838

U.S. Government Agency (2.64%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C02, 1.706% 05/25/2024(a)	267,674	268,298
Series 2015-C02, 1.906% 05/25/2025(a)	39,281	39,289
Series 2014-C03, 1.956% 07/25/2024(a)	340,751	341,673
Series 2016-C04, 2.206% 01/25/2029(a)	571,031	574,823

	Principal Amount	Value (Note 2)
U.S. Government Agency (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 3.156% 08/25/2024(a)	$220,469	$221,130
Total U.S. Government Agency		1,445,213

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,541,135)		3,534,051

MUNICIPAL BONDS (2.09%)
Certificate Participation (0.09%)
Volusia County School Board
4.000% 08/01/2017	50,000	50,874

General Obligation (0.27%)
Lansing Community College
4.000% 05/01/2017	85,000	85,858
Poway Redevelopment Agency Successor Agency
1.280% 06/15/2017	60,000	60,110

Total General Obligation		145,968

General Obligation Unlimited (0.27%)
County of Hawaii HI
1.200% 09/01/2017	50,000	50,123
Kane County Community Unit School District No 304 Geneva
5.000% 01/01/2021	100,000	100,000
Total General Obligation Unlimited		150,123

Revenue Bonds (1.46%)
Beaufort - Jasper SC Water & Sewer System, Prefunded 03/01/2017 @ 101
5.000% 03/01/2019(b)	90,000	91,476
Joplin Industrial Development Authority
4.000% 02/15/2017	315,000	316,030
Lake County Countryside Fire Protection District
3.000% 01/01/2017	215,000	215,000
Lousiana Local Government Enviromental Facilities & Community Development Authority, Prefunded 10/01/17 @ 100
4.500% 10/01/2029(b)	60,000	61,559
New York State Urban Development Corp.
1.030% 03/15/2017	85,000	85,060
Texas Transportation Commission State Highway Fund
5.000% 04/01/2017	30,000	30,297
Total Revenue Bonds		799,422

TOTAL MUNICIPAL BONDS (Cost $1,148,143)		1,146,387

U.S. TREASURY NOTES & BONDS (2.47%)
U.S. Treasury Note
0.875% 05/15/2017	1,350,000	1,351,445

TOTAL U.S. TREASURY NOTES & BONDS (Cost $1,351,774)		1,351,445

TOTAL INVESTMENTS (75.18%) (Cost $41,154,954)	$41,159,265

Other Assets In Excess Of Liabilities (24.82%)	13,591,363	(c)

NET ASSETS (100.00%)	$54,750,628

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at December 31, 2016.
(b)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for swap contracts.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Quarterly Consolidated Portfolio of Investments.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $43,802,073)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
H2O Asset Management	16.67%	Discretionary Macro | Fundamental
FORT	15.00%	Quantitative | Trend Anticipation
The Cambridge Strategy	13.78%	Quantitative | Fundamental & Technical Models
QMS Capital Management	13.60%	Quantitative | Fundamental & Technical Models
Abraham Trading Company	9.52%	Quantitative | Technical Models
Quantitative Investment Management	5.55%	Fundamental & Technical Models
Chesapeake Capital Corporation	4.96%	Trend Follower | Long-Term
Millburn Ridgefield Corporation	4.64%	Quantitative | Technical Models

*	Based on total Net Assets

Exposure by Type

	Number of Contracts	Expiration Date Range
Agricultural Futures
Long
Cotton No.2 Future	6.76	03/09/17 - 05/08/17
Crude Palm Oil Future	4.57	3/15/2017
European Rapeseed Future	2.83	1/31/2017
FCOJ-A Future	0.53	3/13/2017
Hard Red Spring Wheat Future	0.21	5/12/2017
Hard Red Winter Wheat Future	1.88	3/14/2017
Lean Hog Future	1.74	02/14/17 - 04/17/17
Live Cattle Future	12.69	02/28/17 - 04/28/17
Robusta Coffee - New Future	7.12	2/28/2017
Soybean Meal Future	6.36	3/14/2017
Soybean Oil Future	0.56	5/12/2017
Soybeans Future	4.68	03/14/17 - 07/14/17
Sugar No.11 Future	42.71	2/28/2017
White Sugar Future	1.58	2/13/2017
Yellow Maize Future	0.23	3/24/2017
	94.45

Short
Canola Future	(0.99)	3/14/2017
Cocoa Future	(13.38)	03/16/17 - 05/15/17
Coffee C Future	(3.73)	03/21/17 - 05/18/17
Corn Future	(47.01)	03/14/17 - 07/14/17
Feeder Cattle Future	(1.06)	3/30/2017
Hard Red Spring Wheat Future	(0.44)	3/14/2017
Hard Red Winter Wheat Future	(1.72)	5/12/2017
London Cocoa Future	(28.42)	3/16/2017
Milling Wheat Future	(98.78)	3/10/2017
Random Length Lumber Future	(0.07)	3/15/2017
Rough Rice Future	(8.40)	3/14/2017
Soybean Oil Future	(6.31)	3/14/2017
Sugar No.11 Future	(8.72)	4/28/2017
Wheat Future	(27.23)	03/14/17 - 07/14/17
White Maize Future	(0.46)	3/24/2017
	(246.73)

Base Metal Futures
Long	36.19
Copper Future	10.77	03/29/17 - 05/26/17
Copper Grade A Future	2.12	01/18/17 - 03/15/17
Primary High Grade Aluminium Future	11.85	01/18/17 - 03/15/17
Primary Nickel Future	0.49	01/18/17 - 03/15/17
Standard Lead Future	1.53	01/18/17 - 03/15/17
Tin Future	0.16	3/15/2017
Zinc Future	9.26	01/18/17 - 03/15/17
	72.38

Short
Copper Grade A Future	0.00	02/03/17 - 03/20/17
Primary High Grade Aluminium Future	0.00	2/21/2017
Primary Nickel Future	0.00	02/08/17 - 02/15/17
Standard Lead Future	0.00	2/15/2017
Zinc Future	0.00	02/15/17 - 03/20/17
	0.00

Bond Futures
Long
10 year Italian Bond Future	26.64	3/8/2017
10 year US Treasury Notes Future	94.27	3/22/2017
3 year Australian Treasury Bond Future	15.51	3/15/2017
30 year US Treasury Bonds Future	24.21	3/22/2017
Euro-BUXL Future	1.55	3/8/2017
Long Gilt Future	29.68	3/29/2017
Ultra Long-Term T Bond Future	4.82	3/22/2017
	196.69

Short
10 year Australian Treasury Bond Future	(23.30)	3/15/2017

10 year Canadian Govt Bond Future	(39.46)	3/22/2017
10 year Japanese Goverment Bond Future	(1.74)	3/13/2017
2 year Euro-Schatz Future	(70.65)	3/8/2017
2 year US Treasury Notes Future	(12.53)	3/31/2017
5 year US Treasury Notes Future	(123.50)	3/31/2017
CONF Future	(0.27)	3/8/2017
Euro-BOBL Future	(32.18)	3/8/2017
Euro-BUND Future	(11.03)	3/8/2017
Euro-OAT Futures	(1.91)	3/8/2017
	(316.57)

Bond Options
Long
Euro-BUND Option	4.19	2/24/2017
	4.19

Short
5 year US Treasury Notes Option	(1.75)	1/27/2017
Euro-BUND Option	(5.24)	2/24/2017
	(6.98)

Energy Futures
Long
Brent Crude Monthly Future	0.28	02/28/17 - 05/31/17
Denatured Fuel Ethanol Future	5.34	2/3/2017
Gasoil Monthly Future	6.39	01/12/17 - 03/10/17
Gasoline RBOB Future	4.06	01/31/17 - 04/28/17
Henry Hub Natural Gas Future	8.33	01/27/17 - 04/26/17
Light Sweet Crude Oil (WTI) Future	30.91	02/21/17 - 05/22/17
NY Harbour ULSD Future	5.45	02/28/17 - 04/28/17
	60.77

Short
Brent Crude Monthly Future	(0.99)	1/31/2017
Light Sweet Crude Oil (WTI) Future	(31.25)	1/20/2017
NY Harbour ULSD Future	(4.52)	1/31/2017
WTI Crude Future	(1.55)	2/17/2017
	(38.31)

Equity Futures
Long
DAX Index Future	14.68	3/17/2017
DJ EURO STOXX Banks Future	284.80	3/17/2017
DJ EURO STOXX Utilities Future	3.80	3/17/2017
DJ STOXX 600 Future	0.17	3/17/2017
DJ STOXX Telecomms Future	2.86	3/17/2017
E-mini Dow	27.87	3/17/2017
E-Mini Nasdaq-100	23.70	3/17/2017

E-Mini S&P MidCap 400	2.11	3/17/2017
FTSE China A50 Index Future	21.48	1/30/2017
FTSE MIB Index Future	3.10	3/17/2017
H-Shares Index	0.92	1/26/2017
IBEX-35 Future	0.66	1/20/2017
Mini MSCI Emerging Markets Index Future	0.78	3/17/2017
MSCI Taiwan Index Future	11.48	1/30/2017
Nikkei 225 Future	3.42	3/9/2017
Nikkei 225 Index	9.19	3/9/2017
Nikkei 225 Mini (JPY) Future	8.31	3/10/2017
OMXS30	47.52	1/20/2017
OSE JPX-Nikkei Index 400 Future	15.25	3/9/2017
Russell 2000 Mini Index	3.22	3/17/2017
S&P Canada 60 Index Future	8.42	3/16/2017
SPI 200 Index	5.09	3/16/2017
TOPIX Future	18.08	3/9/2017
	516.95

Short
AEX Index Future	(1.15)	1/20/2017
CAC 40	(13.88)	1/20/2017
E-Mini S&P 500	(10.30)	3/17/2017
EURO STOXX 50 Index Future	(15.52)	3/17/2017
FTSE 100 Index Future	(23.29)	3/17/2017
FTSE/JSE Top 40 Index Future	(3.05)	3/16/2017
Hang Seng Index	(1.76)	1/26/2017
MSCI Singapore Index Future	(3.89)	1/30/2017
Nikkei 225 (JPY) Future	(2.93)	3/9/2017
	(75.76)

Equity Index Options
Long
EURO STOXX 50 Index Option	20.94	1/20/2017
Russell 2000 Index Option	1.40	1/21/2017
SPX S&P 500 Monthly AM Settled Option	1.40	2/18/2017
	23.73

Short
DAX Index Option	(6.81)	01/20/17 - 01/20/17
EURO STOXX 50 Index Option	(20.94)	1/20/2017
FTSE 100 Index European Option	(2.44)	03/17/17 - 03/17/17
Russell 2000 Index Option	(18.67)	01/21/17 - 03/17/17
	(48.86)

FX Futures
Long
AUD/CAD Future	1.06	3/13/2017
AUD/JPY Future	0.43	3/13/2017
AUD/USD	23.88	3/13/2017

BRL/USD	3.25	2/28/2017
CAD/JPY Future	0.39	3/13/2017
EUR/GBP	3.35	3/13/2017
EUR/SEK (125) Future	1.64	3/13/2017
Israeli Shekel/US Dollar Future	0.08	3/13/2017
MXN/USD	6.84	3/13/2017
NOK/SEK Future	4.85	3/13/2017
NZD/USD	2.58	3/13/2017
RUB/USD	6.71	3/15/2017
USD/CNH FX Future	11.45	3/13/2017
USD/HUF Future	1.29	3/13/2017
USD/SEK Future	2.07	3/13/2017
	69.87

Short
AUD/NZD Future	(0.86)	3/13/2017
CAD/USD	(30.81)	3/14/2017
CHF/USD	(2.15)	3/13/2017
EUR/AUD (125) Future	(1.33)	3/13/2017
EUR/CAD (125) Future	(1.33)	3/13/2017
EUR/CHF (125) Future	(1.25)	3/13/2017
EUR/HUF Future	(0.74)	3/13/2017
EUR/JPY	(1.98)	3/13/2017
EUR/NOK (125) Future	(1.02)	3/13/2017
EUR/USD	(19.81)	3/13/2017
GBP/CHF Future	(0.43)	3/13/2017
GBP/JPY Future	(0.74)	3/13/2017
GBP/USD	(10.76)	3/13/2017
JPY/USD	(5.91)	3/13/2017
Polish Zloty/Usd Future	(1.21)	3/13/2017
Turkish Lira/Euro Future	(0.74)	3/13/2017
Turkish Lira/USD Future	(0.78)	3/13/2017
US Dollar Index Future	(0.46)	03/13/17 - 03/13/17
USD/ZAR Future	(0.90)	3/13/2017
	(83.22)

Interest Rate Futures
Long
3 month Euro (EURIBOR)	59.53	06/19/17 - 12/17/18
3 month Sterling	51.95	06/21/17 - 09/19/18
90 Day Bank Accepted Bill Future	27.12	06/08/17 - 12/07/17
Eurodollar	66.34	06/19/17 - 12/17/18
Three Month Canadian Bankers Acceptance Future	2.24	12/18/2017
	207.17

Short
3 month Euro (EURIBOR)	(28.88)	12/18/17 - 06/18/18
3 month EuroSwiss	(10.13)	06/19/17 - 12/18/17
3 month Sterling	(44.06)	12/20/17 - 12/19/18

30 day Federal Funds Future	(7.21)	01/31/17 - 02/28/17
Eurodollar	(27.74)	12/18/2017
Three Month Canadian Bankers Acceptance Future	(12.27)	03/13/17 - 09/18/17
Three Month Euroyen Future	(0.80)	6/19/2017
	(131.09)

Interest Rate Options
Long
1 Year Eurodollar Midcurve Option	154.26	03/10/17 - 03/10/17
	154.26

Short
1 Year Eurodollar Midcurve Option	(205.22)	03/10/17 - 03/10/17
	(205.22)

Power Futures and Forwards
Long
UK Natural Gas Monthly Future	0.58	1/30/2017
	0.58

Precious Metal Futures
Long
Palladium Future	1.89	3/29/2017
Platinum Future	2.18	4/26/2017
Silver Future	5.10	3/29/2017
	9.17

Short
Gold Future	(2.93)	2/24/2017
	(2.93)

		Unrealized Depreciation
		$(2,860,717)

Total return swap with Newedge USA, LLC. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Newedge USA, LLC. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days’ notice to the other party. In addition, the swap provides for a 0.50% fee to Newedge USA, LLC. (Notional Value $8,913,689)

Exposure by Manager

Underlying Manager	Exposure	Strategy Description
Willowbridge Associates	16.27%	Discretionary Macro | Fundamental

*	Based on total Net Assets.

Exposure by Type
	Number of Contracts	Expiration Date Range
Energies
Short
Brent Oil	(3.00)	17-Mar
Crude Oil	(15.00)	17-Feb
	(18.00)

Financials
Long
Eurodollars	20.00	Dec 17 - Mar 18
U.S. 10 Year Notes	10.00	17-Mar
	30.00

Short
Euro BTP Futures	(10.00)	17-Mar
Euro Bond	(3.00)	17-Mar
Eurodollars	(20.00)	Dec 18 - Mar 19
Gilts	(3.00)	17-Mar
Japan Govt Bond Tiffe	(1.00)	17-Mar
	(37.00)

Index
Long
CFE VIX	10.00	17-Jan
Emini S&P	20.00	17-Mar
	30.00

Short
Emini NASDAQ	(21.00)	17-Mar
Emini S&P	(49.00)	17-Mar
	(70.00)

Metals
Long
Aluminum LME	6.00	Jan 17 - Feb 17
Copper LME	3.00	Jan 17 - Feb 17
Nickle LME	25.00	Jan 17 - Mar 17
Zinc LME	1.00	17-Jan
	35.00

Short
Aluminum LME	(6.00)	Jan 17 - Feb 17
Copper LME	(3.00)	Jan 17 - Feb 17
Nickle LME	(20.00)	Jan 17 - Mar 17
Zinc LME	(1.00)	17-Jan
	(30.00)

		Unrealized Appreciation
		$450,104

		Unrealized Depreciation
Total Net Unrealized Depreciation on Swap Contracts		$(2,410,613)

Notes to Quarterly Consolidated Portfolio of Investments
December 31, 2016 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This quarterly report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of December 31, 2016, net assets of the Fund were $54,750,628, of which $9,907,508, or 18.10%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment  Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –     Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –     Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –     Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$9,836,043	$–	$9,836,043
Corporate Bonds
Basic Materials	–	485,193	–	485,193
Communications	–	3,280,022	–	3,280,022
Consumer, Cyclical	–	2,804,751	–	2,804,751
Consumer, Non-cyclical	–	4,143,681	–	4,143,681
Energy	–	2,643,177	–	2,643,177
Financial	–	8,337,722	–	8,337,722
Industrial	–	1,565,727	–	1,565,727
Technology	–	890,874	–	890,874
Utilities	–	1,140,192	–	1,140,192
Mortgage-Backed Securities	–	3,534,051	–	3,534,051
Municipal Bonds	–	1,146,387	–	1,146,387
U.S. Treasury Notes & Bonds	–	1,351,445	–	1,351,445
TOTAL	$–	$41,159,265	$–	$41,159,265

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets:
Total Return Swap Contracts	$–	$46,328,006	$–	$46,328,006
Liabilities:
Total Return Swap Contracts	$–	$(48,738,619)	$–	$(48,738,619)
Total	$–	$(2,410,613)	$–	$(2,410,613)

The Fund recognizes transfers between levels as of the end of the period. For the period ended December 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Unrealized Appreciation and Depreciation on Investments: As of December 31, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$38,335
Gross unrealized depreciation (excess of tax cost over value)	(34,024)
Net unrealized appreciation	$4,311
Cost of investments for income tax purposes	$41,154,954

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at December 31, 2016 are disclosed in the Consolidated Portfolio of Investments.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	March 1, 2017

By:	/s/ Kimberly R. Storms
Kimberly Storms
Treasurer (Principal Financial Officer)

Date:	March 1, 2017